Exhibit 10.15
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 24, 2025, is by and among PUBLIC POLICY HOLDING COMPANY, INC., a Delaware corporation (“Company”), ALPINE GROUP PARTNERS, LLC, a Delaware limited liability company, ALPINE ADVISORS LLC, a Delaware limited liability company, BAY STRATEGIES LLC, a Delaware limited liability company, BLUE ENGINE MESSAGE & MEDIA, LLC, a Delaware limited liability company, CFW GROUP LLC, a Delaware limited liability company, COLUMBIA CAMPAIGN GROUP LLC, a Delaware limited liability company, CROSSROADS STRATEGIES, LLC, a Delaware limited liability company, FORBES TATE PARTNERS LLC, a Delaware limited liability company, JDA FRONTLINE PARTNERS, LLC, a Delaware limited liability company, KP PUBLIC AFFAIRS LLC, a Delaware limited liability company, MULTISTATE ASSOCIATES, LLC, a Delaware limited liability company, O’NEILL & PARTNERS, LLC, a Delaware limited liability company, CONCORDANT LLC, a Delaware limited liability company, LUCAS PUBLIC AFFAIRS, LLC, a Delaware limited liability company, and PPHC INTERNATIONAL US, LLC, a Delaware limited liability company (together with Company, individually and collectively, the “Borrower”), PPHC INTERNATIONAL LTD, a limited company incorporated under the laws of England and Wales, and PAGEFIELD COMMUNICATIONS LIMITED, a limited company incorporated under the laws of England and Wales (individually and collectively, the “Guarantor”, and together with the Borrower, each a “Loan Party”, and collectively, the “Loan Parties”); and BANK OF AMERICA, N.A., as the lender (the “Lender”).
The Borrower and the Lender are parties to that certain Credit Agreement dated as of February 28, 2023 (as amended, amended and restated, supplemented, substituted, extended, renewed or otherwise modified from time to time the “Credit Agreement”), and they now desire to, among other things, (i) make a new supplemental term loan to the Borrower in the principal amount equal to Twenty-Four Million Dollars ($24,000,000) and (ii) amend certain provisions of the Credit Agreement as provided herein.
Accordingly, for and in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency of which consideration are hereby mutually acknowledged, the Loan Parties and the Lender hereby agree as follows:
1.    Capitalized Terms. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, as amended by this Amendment.
2.    Outstanding Principal Balance of Loans. The Borrower acknowledges that as of the date hereof (x) the outstanding principal balance of (a) the Term Loan is $7,583,333.26, and (b) the Supplemental Term Loan is $24,062,500.00, and (y) the outstanding amount of L/C Obligations under the Revolving Loans is $565,763.17 and the outstanding principal balance under the Revolving Loans is $0. Borrower represents and warrants to Lender that the outstanding principal balance of the Term Loan, the Supplemental Term Loan and the Revolving Loans are due and owing to Lender, without offset or defense of any kind or nature and in the event Borrower has any offsets or defenses thereto, Borrower hereby irrevocably waives all such offsets and defenses.
3.    Amendments to the Credit Agreement. As of the date all of the conditions set forth in Section 5 of this Amendment are fully satisfied, the Loan Parties and the Lender agree that the following provisions of the Credit Agreement are amended as follows:

3.1.    Defined Terms.
(a)    The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:
“Applicable Rate” means, for any day, (i) in respect of the Term Facility or the Revolving Facility, as the context may require, Term SOFR plus 2.25% per annum, (ii) in respect of the Supplemental Term Facility Term SOFR plus 2.60% per annum, and (iii) in respect of the Second Supplemental Term Facility Term SOFR plus 2.60% per annum.
“Availability Period” means (a) in respect of the Revolving Facility, the period from and including the Closing Date to the earliest of (i) the Maturity Date for the Revolving Facility, (ii) the date of termination of the Revolving Commitments pursuant to Section 2.07, and (iii) the date of termination of the Commitment of the Lender to make Revolving Loans and L/C Credit Extensions pursuant to Section 8.02, (b) in respect of the Term Facility, the period from, and including the Closing Date to three (3) Business Days following the Closing Date, (c) in respect of the Supplemental Term Facility, (i) the period from, and including the First Amendment Closing Date to three (3) Business Days following the First Amendment Closing Date, and (ii) the period from, and including the Second Amendment Closing Date to three (3) Business Days following the Second Amendment Closing Date, and (d) in respect of the Second Supplemental Term Facility, the period from, and including, the Third Amendment Closing Date to the earlier to occur of (i) the date that falls two hundred seventy (270) days after the Third Amendment Closing Date and (ii) the date of funding of the Second Supplemental Term Facility in any amount.
“Commitment” means the Term Commitment, the Supplemental Term Commitment, the Second Supplemental Term Commitment, or the Revolving Commitment, as the context may require.
“Facility” means the Term Facility, the Supplemental Term Facility, the Second Supplemental Term Facility, or the Revolving Facility, as the context may require.
“Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) EBITDA (without duplication), less (ii) the aggregate amount of all non-financed cash Capital Expenditures, less (iii) Restricted Payments paid in cash, less (iv) any earnout payments paid in connection with any Permitted Acquisitions; to (b) the sum of (i) Interest Charges, (ii) the aggregate principal amount of all regularly scheduled principal payments on Indebtedness (determined without giving effect to any reduction of such scheduled principal payments resulting from the application of any voluntary or optional prepayments made during such period), in each case, of or by the Borrower for the most recently completed Measurement Period.
“Loan” means an extension of credit by the Lender to the Borrower under Article II in the form of a Term Loan, a Supplemental Term Loan, a Second Supplemental Term Loan, or a Revolving Loan.

“Maturity Date” means (a) with respect to the Revolving Facility, March 31, 2029, (b) with respect to the Term Facility, March 31, 2029, (c) with respect to the Supplemental Term Facility, April 30, 2028, and (d) with respect to the Second Supplemental Term Facility,
March 31, 2029; provided, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
“Outstanding Amount” means (a) with respect to the Term Loan, the Supplemental Term Loans, the Second Supplemental Term Loan, and the Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of the Term Loan, the Supplemental Term Loans, the Second Supplemental Term Loan, and the Revolving Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of unreimbursed amounts.
“Purchase Agreement” means, individually and collectively, the Closing Date Purchase Agreement, the Project Prince Purchase Agreement, the Project Hermes Purchase Agreement, and the Project Thunder Purchase Agreement, as applicable.
“Purchase Agreement Documents” means the Closing Date Purchase Agreement Documents, the Project Prince Purchase Agreement Documents, the Project Hermes Purchase Agreement Documents, and the Project Thunder Purchase Agreement Documents, as applicable.
“Purchase Agreement Transaction” means individually and collectively, the Closing Date Purchase Agreement Transaction, the Project Prince Purchase Agreement Transaction, the Project Hermes Purchase Agreement Transaction, and the Project Thunder Purchase Agreement Transaction, as applicable.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of the Term Loan, the Supplemental Term Loans, the Second Supplemental Term Loan or Revolving Loans, a Loan Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.
“Seller” means individually or collectively, as the context may require, the Closing Date Seller, the Project Prince Seller, the Project Hermes Seller and the Project Thunder Seller.
“Term Borrowing” means a borrowing consisting of the Term Loan and the simultaneous Supplemental Term Loans and Second Supplemental Term Loan of the same Type, and, in the case of Term SOFR Loans, having the same Interest Period made by the Lender pursuant to Section 2.01(a).
(b)    Section 1.01 of the Credit Agreement is hereby amended to add in the appropriate alphabetical order the following definitions:

“Project Thunder Purchase Agreement” means that certain asset purchase agreement dated as of January 24, 2025, by and among Trailrunner, PPHC International US, LLC, PPHC International Ltd, the Company and Project Thunder Seller.
“Project Thunder Purchase Agreement Documents” means collectively the Project Thunder Purchase Agreement and any and all other agreements, documents or instruments (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefore) previously, now or hereafter executed and delivered by the Project Thunder Seller, Trailrunner, PPHC International US, LLC, PPHC International Ltd, the Company, or any other Person in connection with the Project Thunder Purchase Agreement Transaction.
“Project Thunder Purchase Agreement Transaction” means the asset purchase agreement transaction contemplated by the provisions of the Project Thunder Purchase Agreement.
“Project Thunder Seller” means, collectively, Trailrunner International, LLC, a Texas limited liability company, Trailrunner International Global Holdings, LLC, a Texas limited liability company, Shanghai Trailrunner International Business Consulting Co., LTD., a P.R. China company, and Jim Wilkinson, as seller principal.
“Second Supplemental Term Commitment” means the Lender’s obligation to make the Second Supplemental Term Loan to the Borrower pursuant to Section 2.01(a). The Second Supplemental Term Commitment on the Third Amendment Closing Date shall be Twenty- Four Million Dollars ($24,000,000).
“Second Supplemental Term Facility” means, (a) at any time during the Availability Period in respect of such Facility, the amount of the Second Supplemental Term Commitment, and (b) thereafter, the principal amount of the Second Supplemental Term Loan outstanding at such time.
“Second Supplemental Term Loan” means an advance made by the Lender under the Second Supplemental Term Facility.
“Third Amendment Closing Date” means January 24, 2025.
“Trailrunner” means Trailrunner International, LLC, a Delaware limited liability company.
(c)    Section 1.01 of the Credit Agreement is hereby amended by deleting paragraph “e” of the definition of “Permitted Acquisition” and replacing such paragraph with the following:
(e) the Project Thunder Purchase Agreement Transaction, subject to the full satisfaction of the conditions set forth in Section 4.03.
3.2.    Term Loans. Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    Term Borrowing. Subject to the terms and conditions set forth herein, the Lender agrees to make (i) a single Term Loan to the Borrower, in Dollars, on the Closing Date in an amount not to exceed the Term Facility, (ii) Supplemental Term Loans to the

Borrower, in Dollars, on (1) the First Amendment Closing Date, and (2) the Second Amendment Closing Date, in an aggregate amount not to exceed the Supplemental Term Facility, and (iii) a single Second Supplemental Term Loan to the Borrower, in Dollars, on any Business Day during the Availability Period for the Second Supplemental Term Facility. The Term Borrowings shall consist of the Term Loan, the Supplemental Term Loans and the Second Supplemental Term Loan made by the Lender. Term Borrowings repaid or prepaid may not be reborrowed. The Term Loan, the Supplemental Term Loans and the Second Supplemental Term Loan may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, any Term Borrowing made on the Closing Date or any of the three (3) Business Days following the Closing Date shall be made as a Base Rate Loan unless the Borrower delivers a Loan Notice not less than three (3) Business Days prior to the date of such Term Borrowing.
3.3.    Prepayment. Section 2.06(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    Optional. The Borrower may, upon notice to the Lender pursuant to delivery to the Lender of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay the Term Loan, Supplemental Term Loans, Second Supplemental Term Loan, and Revolving Loans in whole or in part without premium or penalty. Each prepayment of the outstanding Term Loan, Supplemental Term Loans or Second Supplemental Term Loan pursuant to this Section 2.06(a) shall be applied to the principal repayment installments thereof in inverse order of maturity.
3.4.    Repayment of Loans.
3.4.1.    Section 2.07(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(i)    Term Loan. The Borrower shall repay to the Lender the principal amount of the Term Loan, unless accelerated sooner pursuant to Section 8.02, in equal monthly installments of principal each in the amount of One Hundred Seventy-Five Thousand Dollars ($175,000), commencing March 28, 2025, and on the same day of each month thereafter, plus interest on the Term Loan, until the Maturity Date for the Term Facility. Provided, however, that, (i) the final principal repayment installment of the Term Loan shall be repaid on the Maturity Date for the Term Facility and in any event shall be in an amount equal to the outstanding aggregate principal amount of the Term Loan, (ii) if any principal repayment installment to be made by the Borrower (other than principal repayment installments on the Term SOFR Loan) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on the Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.

3.4.2.    Section 2.07(a) of the Credit Agreement is hereby amended by adding a new Section 2.7(a)(iii) immediately after Section 2.7(a)(ii) as follows:
(iii)    Second Supplemental Term Loan. The Borrower shall repay to the Lender the principal amount of the Second Supplemental Term Loan, unless accelerated sooner pursuant to Section 8.02, as follows (1) commencing on the first day of the month following the month on which Borrower draws under the Second Supplemental Term Facility, and on the same day of each month thereafter through March 1, 2026, in equal monthly installments of principal each in the amount of 0.83% of the unpaid principal balance of the Second Supplemental Term Loan as of the funding date, plus interest on the Second Supplemental Term Loan, and (2) commencing April 1, 2026, and on the same day of each month thereafter, in equal monthly installments of principal each in the amount of 1.25% of the unpaid principal balance of the Second Supplemental Term Loan as of the funding date, plus interest on the Second Supplemental Term Loan until the Maturity Date for the Second Supplemental Term Facility. Provided, however, that, (i) the final principal repayment installment of the Second Supplemental Term Loan shall be repaid on the Maturity Date for the Second Supplemental Term Facility and in any event shall be in an amount equal to the outstanding principal amount of the Second Supplemental Term Loan, (ii) if any principal repayment installment to be made by the Borrower (other than principal repayment installments on the Term SOFR Loan) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on the Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.
3.5.    Fees. Section 2.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.09.    Fees.    In addition to certain fees described in subsection (l) of Section 2.04, the Borrower shall pay to the Lender:
(i)    a nonrefundable upfront fee on the Closing Date of $42,500,
(ii)    a nonrefundable upfront fee on the First Amendment Closing Date of $26,000,
(iii)    a nonrefundable upfront fee on the Second Amendment Closing Date of $24,000;
(iv)    a nonrefundable upfront fee on the Third Amendment Closing Date of $48,000; and
(v)    in an amount equal to a rate per annum equal to 0.20% (calculated on the basis of actual number of days elapsed in a 365 day year) times the average daily amount by which the Second Supplemental Term Commitment exceeds the Outstanding Amount of the Second Supplemental Term Loan during the Availability Period, which fee shall accrue commencing on the date that is 30 days following the Third Amendment Closing Date through the last day of the Availability Period for the Second Supplemental Term Facility, and shall be due and payable on the last day of the Availability Period for the Second Supplemental Term Facility.
3.6.    Conditions to Second Supplemental Term Loan. A new Section 4.03 of the Credit Agreement is hereby added as follows:
4.03    Conditions to Second Supplemental Term Loan. The obligation of the Lender to make the Second Supplemental Term Loan is subject to the satisfaction of the following conditions precedent (in addition to the conditions set forth in Section 4.02):
(a)    the Borrower shall have executed documentation as the Lender may reasonably request, including, without limitation, a joinder agreement, in order to join
Trailrunner to this Agreement as a Borrower and to encumber Trailrunner’s Collateral (including such documentation as the Lender may reasonably request to satisfy the Lender’s “know your customer” and other regulatory requirements);
(b)    subject to paragraph (b) of the definition of “Permitted Acquisition,” Lender shall have received an executed subordination agreement in connection with any future earnout payments made in connection with the Project Thunder Purchase Agreement Transaction on terms satisfactory to Lender;
(c)    the Loan Parties shall be in pro forma compliance with all covenants under the Loan Documents, including without limitation, the financial covenants set forth in Section 7.12 as of the most recently ended fiscal quarter, after giving effect to the Project Thunder Purchase Agreement Transaction, as evidenced by a pro forma compliance certificate; and
(d)    the Project Thunder Purchase Agreement Transaction shall have been completed and closed prior to or simultaneously with the making of the Second Supplemental Term Loan upon terms satisfactory to Lender and Lender shall have received fully executed copies of the Project Thunder Purchase Agreement Documents.
3.7.    Indebtedness. Section 7.02(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(i)    Unsecured Indebtedness incurred in connection with any Permitted Acquisitions, including, without limitation, any obligation to make any earnout payments in connection with any Permitted Acquisitions, provided, that (i) such earnout payments comply with paragraph (b) of the definition of Permitted Acquisition or (ii) the Lender has consented, in writing, to the amounts of such earnout payments, such earnout payments are unsecured and such earnout payments are Subordinated Debt on terms acceptable to the Lender; and
3.8.    Financial Covenants. Section 7.12(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(b)    Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the end of any Measurement Period (i) ending as of the end of the fiscal quarters of the Loan Parties ending March 31, 2025 through and including September 30, 2025, to be less than the 1.10 to 1.00, and (ii) ending as of the fiscal quarter of the Loan Parties ending December 31, 2025 and the end of each fiscal quarters of the Loan Parties thereafter, to be less than the 1.25 to 1.00.
4.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Lender that:
4.1.    Each Loan Party is in compliance with all of the terms, covenants and conditions of the Credit Agreement, and all of the terms, covenants and conditions of each of the other Loan Documents to which it is a party.
4.2.    There exists no Event of Default and no event has occurred, or condition exists which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.
4.3.    After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are, except to the extent that they relate solely to an earlier date, true with the same effect as though such representations and warranties had been made on the date hereof.
4.4.    Each Loan Party has full requisite power and authority to execute and deliver this Amendment, to perform its obligations under the Credit Agreement and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate or limited liability company action. No consent or approval of the shareholders or members of each Loan Party which has not been obtained and no consent or approval of, notice to or filing with, any public authority which has not been obtained or made is required as a condition to the validity of this Amendment.
4.5.    This Amendment and the Credit Agreement constitute the valid and legally binding obligations of the Loan Parties, enforceable in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
4.6.    There is no existing mortgage, lease, indenture, contract or other agreement binding on the Loan Parties or affecting their property, that would conflict with or in any way prevent the execution or delivery of this Amendment or the carrying out of the terms of the Credit Agreement.
5.    Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:
5.1.    Amendment. The Loan Parties and the Lender shall have executed and delivered one or more counterparts of this Amendment.
5.2.    Consent and Reaffirmation of Grantor. The Borrower shall have executed and delivered to the Lender the Consent and Reaffirmation of Grantor attached hereto.
5.3.    Officer’s Certificate. The Lender shall have received Officer’s Certificates dated as of the date hereof, certifying as to the Organization Documents of each Borrower (or the amendments, if any, to the Organizational Documents delivered to the Lender on the Closing Date) (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Borrower, the good standing, existence or its equivalent of each Borrower and of the incumbency (including specimen signatures) of the Responsible Officers of each Borrower.
5.4.    Solvency Certificate. The Lender shall have received a Solvency Certificate signed by a Responsible Officer of the Company as to the financial condition, solvency and related matters of the Company and its Subsidiaries, after giving effect to the transactions contemplated hereby.
5.5.    KYC Information. Upon the request of the Lender, (a) the Loan Parties shall have provided to the Lender, and the Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, and (b) if any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Loan Party shall have delivered Beneficial Ownership Certifications to the Lender. For purposes hereof: (i) “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, and (ii) “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
5.6.    Payment of Fees. The Borrower shall pay to the Lender the fees and expenses set forth in Section 8 of this Amendment.
5.7.    Other Conditions. The Lender shall have received any and all other certificates, statements, opinions and other documents required by the terms of this Amendment or otherwise requested by the Lender.
6.    No Other Amendments; Reaffirmation; No Novation; No Waiver; Reservation of Rights and Release.
6.1.    Except as expressly amended hereby, the terms of the Credit Agreement shall remain in full force and effect in all respects, and each Loan Party hereby reaffirms its obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party. Each Loan Party acknowledges and agrees that (a) the execution and delivery of this Amendment and consummation of the transactions contemplated hereby do not reduce, discharge, release, impair or otherwise limit any such Loan Party’s obligations under the Credit Agreement or any of the other Loan Documents to which it is a party, (b) no Loan Party has any offset, counterclaim or defense of any kind to its obligations, covenants or agreements under the Credit Agreement or any of the other Loan Documents to which it is a party, (c) nothing contained in this Amendment shall be deemed to constitute a waiver or release by the Lender of any default or Event of Default that may now or hereafter exist under the Credit Agreement or any of the other Loan Documents, or of the Lender’s right to exercise any and all of its rights and remedies thereunder, all of which rights and remedies are hereby reserved by the Lender, and (d) nothing contained in this Amendment shall be construed to constitute a novation with respect to the indebtedness described in the Credit Agreement and the other Loan Documents.
6.2.    Each Loan Party, for itself and for its successors and assigns, hereby releases and forever discharges the Lender and the Lender’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (collectively, the “Lender Group”), from any and all presently existing claims, demands, damages, liabilities, actions and/or causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any of the Lender Group arising out of facts or events in any way related to the Credit Agreement, any of the other Loan Documents, or the transactions contemplated thereby or hereby that exist on the date hereof or arise from facts or actions occurring prior hereto or on the date hereof.
6.3.    Without limiting the generality of the foregoing or the Security Agreement, each Loan Party hereby acknowledges and agrees that (i) the security interests and liens granted under the Security Agreement secure the Borrower’s indebtedness, obligations and liabilities under the Credit Agreement, as amended by this Amendment and the other Loan Documents (as each of such Loan Documents may have been affected by this Amendment), (ii) this Amendment does not release, impair or otherwise limit any of its obligations under the Security Agreement, (iii) the Security Agreement remains in full force and effect in all respects, and (iv) all references in the Security Agreement to the “Credit Agreement” shall be deemed references to the Credit Agreement as amended by this Amendment.
7.    References. All references in the Credit Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the “Credit Agreement” or similar words in the other
Loan Documents, or any other document or instrument that refers to the Credit Agreement, shall be deemed to be references to the Credit Agreement as amended by this Amendment.
8.    Fees and Expenses. In consideration of Lender’s agreement to amend the terms of the Credit Agreement, the Loan Parties hereby agree that they will pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation of this Amendment and the consummation of the transactions described herein, including, without limitation, the reasonable attorneys’ fees and expenses of the Lender.
9.    Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without reference to conflicts of law principles.
10.    Counterparts; Electronic Delivery. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.
11.    Successors. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
12.    FINAL AGREEMENT. BY SIGNING THIS AMENDMENT, EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS AMENDMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES, AND (D) THIS AMENDMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
[Signatures begin on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, all as of the day and year first above written.

BORROWER:	PUBLIC POLICY HOLDING COMPANY, INC.

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE GROUP PARTNERS, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE ADVISORS LLC

By:	Public Policy Holding Company. Inc., its General Manage

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

BAY STRATEGIES LLC

By:	Public Policy Holding Company. Inc., its General Manage

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Third Amendment to Credit Agreement]

BLUE ENGINE MESSAGE & MEDIA, LLC

By:	Public Policy Holding Company. Inc., its General Manage

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CFW GROUP LLC

By:	Public Policy Holding Company. Inc., its General Manage

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

COLUMBIA CAMPAIGN GROUP LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CROSSROADS STRATEGIES, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Third Amendment to Credit Agreement]

FORBES TATE PARTNERS LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

JDA FRONTLINE PARTNERS, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

KP PUBLIC AFFAIRS LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

MULTISTATE ASSOCIATES, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Third Amendment to Credit Agreement]

O’NEILL & PARTNERS, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CONCORDANT LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

LUCAS PUBLIC AFFAIRS, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Third Amendment to Credit Agreement]

PPHC INTERNATIONAL US, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Pages Continue]
[Signature Page to Third Amendment to Credit Agreement]

GUARANTOR:	PPHC INTERNATIONAL LTD

	By:	/s/ G. Stewart Hall
Name: G. Stewart Hall
Title: Director

PAGEFIELD COMMUNICATIONS LIMITED

By:
Name: Roeland Smits
Title: Director
[Signature Page to Third Amendment to Credit Agreement]

GUARANTOR:	PPHC INTERNATIONAL LTD

	By:	/s/ G. Stewart Hall
Name: G. Stewart Hall
Title: Director

PAGEFIELD COMMUNICATIONS LIMITED

By:	/s/ Roeland Smits
Name: Roeland Smits
Title: Director
[Signature Page to Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Holver Rivera
Name: Holver Rivera
Title: Senior Vice President
[Signature Page to Third Amendment to Credit Agreement]

CONSENT AND REAFFIRMATION OF GRANTOR
Capitalized terms used herein shall have the meanings specified in the foregoing Amendment. Pursuant to that certain Security and Pledge Agreement dated as of February 28, 2023 (the “Security Agreement”) the undersigned (“Grantor”) granted to Lender a continuing security interest in the Collateral to secure the Borrower’s obligations under the Credit Agreement. Grantor hereby consents and agrees to the terms of the Amendment, and, without limiting the generality of the terms of the Security Agreement and each other Collateral Document and/or any agreement under which it has granted to the Lender a lien or security interest in any of its real or personal property (collectively, the “Supporting Documents”), acknowledges and agrees that (i) the Supporting Documents cover and apply to the Borrower’s obligations under the Credit Agreement, as amended by the Amendment, (ii) each reference in the Supporting Documents to the “Credit Agreement” shall be deemed to be a reference to the Credit Agreement as amended by the Amendment, (iii) the Amendment does not release, impair or otherwise limit any of Grantor’s obligations under the Supporting Documents, (iv) Grantor does not have any offset, counterclaim or defense of any kind to its obligations, covenants or agreements under the Supporting Documents, all of which obligations, covenants and agreements are hereby expressly reaffirmed, and (v) the Supporting Documents remain in full force and effect in all respects. Although each has been informed of the terms of the Amendment, it understands and agrees that the Lender has no duty to so notify it or any other grantor now or in the future, or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.
Grantor, for itself and for its successors and assigns, hereby releases and forever discharges the Lender and the Lender’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (collectively, the “Lender Group”), from any and all presently existing claims, demands, damages, liabilities, actions and/or causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Grantor may have or claim to have against any of the Lender Group arising out of facts or events in any way related to the Supporting Documents, the Credit Agreement or the transactions contemplated thereby that exist on the date hereof or arise from facts or actions occurring prior hereto or on the date hereof.
[Signatures begin on following page]

Grantor has duly executed this Consent and Reaffirmation of Grantor under seal, all as of the day and year first written in the foregoing Amendment.

GRANTOR:	PUBLIC POLICY HOLDING COMPANY, INC.

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE GROUP PARTNERS, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE ADVISORS LLC

By:	Public Policy Holding Company. Inc., its General Manage

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

BAY STRATEGIES LLC

By:	Public Policy Holding Company. Inc., its General Manage

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Consent and Reaffirmation of Grantors]

BLUE ENGINE MESSAGE & MEDIA, LLC

By:	Public Policy Holding Company. Inc., its General Manage

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CFW GROUP LLC

By:	Public Policy Holding Company. Inc., its General Manage

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

COLUMBIA CAMPAIGN GROUP LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CROSSROADS STRATEGIES, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Consent and Reaffirmation of Grantors]

FORBES TATE PARTNERS LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

JDA FRONTLINE PARTNERS, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

KP PUBLIC AFFAIRS LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

MULTISTATE ASSOCIATES, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Consent and Reaffirmation of Grantors]

O’NEILL & PARTNERS, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CONCORDANT LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

LUCAS PUBLIC AFFAIRS, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
[Signature Page to Consent and Reaffirmation of Grantors]

PPHC INTERNATIONAL US, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

PPHC INTERNATIONAL LTD

By:	/s/ G. Stewart Hall
Name: G. Stewart Hall
Title: Director

PAGEFIELD COMMUNICATIONS LIMITED

By:
Name: Roeland Smits
Title: Director
[Signature Page to Consent and Reaffirmation of Grantors]

PPHC INTERNATIONAL US, LLC

By: Public Policy Holding Company. Inc., its General Manage

By:
G. Stewart Hall
Chief Executive Officer

PPHC INTERNATIONAL LTD

By:
Name: G. Stewart Hall
Title: Director

PAGEFIELD COMMUNICATIONS LIMITED

By:	/s/ Roeland Smits
Name: Roeland Smits
Title: Director
[Signature Page to Consent and Reaffirmation of Grantors]